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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2002
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                              MICROSEMI CORPORATION
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             (Exact name of Registrant as specified in its charter)



       Delaware                         0-8866                    95-2110371
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(State or other jurisdiction         (Commission              (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)



2381 Morse Avenue, Irvine, California                                 92614
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(Address of principal executive office)                             (Zip Code)


        Registrant's telephone number, including area code (949) 221-7100
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)

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Item 9.  Regulation FD Disclosure.

     Mr. Philip Frey, Jr., who is the Chairman of the Board of Directors of the Registrant, informed the Registrant that on June 28, 2002, Mr. Frey received notice that 25,000 shares of Microsemi Common Stock held in a margin account were sold to satisfy a margin call that occurred while he was on vacation. Mr. Frey stated that he did not exercise any discretion in connection with such sale. Mr. Frey informed the Registrant that the sale price was $6.58. The closing sale price on that date reported by Nasdaq was $6.60.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MICROSEMI CORPORATION
                                                     (Registrant)


Date: July 1, 2002                         By: /s/ David R. Sonksen
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                                              David R. Sonksen,
                                              Executive Vice President,
                                              Treasurer, Chief Financial
                                              Officer and Secretary